Exhibit 99.1

COLONY BANKCORP, INC. AND FIRST RELIANCE BANCSHARES, INC. SIGN DEFINITIVE MERGER AGREEMENT TO CREATE TRANSFORMATIONAL SOUTHEAST BANKING PARTNERSHIP

FITZGERALD, GA. and FLORENCE, SC (June 24, 2026) - Colony Bankcorp, Inc. (NYSE: CBAN) (“Colony” or the “Company”), the holding company for Colony Bank, and First Reliance Bancshares, Inc. (OTCQX: FSRL) (“First Reliance”), the holding company for First Reliance Bank, today jointly announced the signing of a definitive merger agreement in which Colony has agreed to acquire 100% of the stock of First Reliance in a combined stock-and-cash transaction valued at approximately $163 million (the “Merger”). This strategic combination will create a transformational partnership, significantly expanding the combined institution’s footprint across premier, high-growth markets in Alabama, Florida, Georgia and South Carolina.

“This partnership represents a truly transformational milestone for both Colony and First Reliance,” said Heath Fountain, Colony’s Chief Executive Officer. “By uniting our teams, we are creating a premier Southeast banking franchise that is uniquely positioned to capture market share in some of the most dynamic economies in the country. First Reliance shares our passion for community banking, and together, we will have the scale, talent, and resources to better serve our customers and communities.”

Rick Saunders, Founder and Chief Executive Officer of First Reliance, commented, “We are thrilled to partner with Colony in a move that accelerates our strategic growth plans. This partnership allows us to preserve our cherished culture while gaining the operational scale required to compete at the highest level. Our customers will enjoy access to broader banking capabilities and enhanced technology, while our employees will benefit from being part of a larger, dynamic organization with expanded career opportunities.”

Key leadership appointments following the Merger include Rick Saunders, who will join Colony as Executive Vice Chairman, board member, and member of the executive team. Justin Strickland, currently President of First Reliance, will become Colony’s President for South Carolina and Robert Haile, First Reliance’s Chief Financial Officer, will serve as Chief Investment Officer and Treasurer. Additionally, Brook Moore, First Reliance’s Chief Credit Officer will become Colony’s Credit Officer for South Carolina and Chuck Stuart, current President of the First Reliance Mortgage Division, will join as Co-President of Colony Mortgage.

Strengthening the governance of the combined company, First Reliance director Rick Redden will join the Colony Board of Directors, while First Reliance Chairman Dr. Dale Lusk will maintain an active advisory role with formal board observation rights.

Following the closing of the merger, First Reliance locations in South Carolina will continue operating under the First Reliance brand. Customers of both organizations will continue to receive the same industry-leading service both institutions are recognized for delivering.

Under the terms of the agreement, each First Reliance shareholder will have the right to elect to receive either $19.75 in cash or 0.94 of a share of Colony’s common stock in exchange for each share of First Reliance common stock, subject to customary proration and allocation procedures such that approximately 20% of First Reliance common stock will be converted to cash consideration and the remaining 80% will be converted to Colony common stock. The combined organization will have approximately $5 billion in total assets, $4.0 billion in total deposits, and $3.2 billion in loans, making it one of the leading community banks in the Southeast. The transaction is expected to be immediately accretive to Colony’s earnings per share, excluding one- time merger-related expenses, and will enhance Colony’s key performance ratios.

The boards of directors of both Colony and First Reliance have unanimously approved the transaction, which is expected to close in fourth quarter 2026, subject to regulatory approvals, shareholder approval, and other customary closing conditions.

A conference call with analysts will be held at 9:00 AM Eastern Time on Thursday, June 25, 2026. The conference call can be accessed by dialing 1-800-715-9871 and using the Conference ID: 3962081. A replay of the call will be available until Thursday, July 2, 2026, by dialing 1-800-770-2030 and entering the passcode 3962081#. An investor presentation will be available under the Investor Relations section of the Company’s website, www.colony.bank.

Advisors

Keefe, Bruyette & Woods A Stifel Company served as financial advisor and Alston & Bird, LLP served as legal counsel to Colony. Hovde Group, LLC served as financial advisor to First Reliance and Ward and Smith, P.A. served as its legal advisor.

About Colony Bankcorp, Inc.

Colony Bankcorp, Inc. is the bank holding company for Colony Bank. Founded in Fitzgerald, Georgia in 1975, Colony operates locations throughout Georgia as well as in Birmingham, Alabama; Tallahassee, Florida; and the Florida Panhandle. Colony Bank offers a range of banking solutions for personal and business customers. In addition to traditional banking services, Colony provides specialized solutions that include mortgage lending, government guaranteed lending, consumer insurance, wealth management, credit cards and merchant services. Colony’s common stock is traded on the New York Stock Exchange (“NYSE”) under the symbol “CBAN.” For more information, please visit www.colony.bank. You can also follow the Company on social media.

About First Reliance Bancshares, Inc.

Founded in 1999 to provide a better banking experience and improve the lives of our clients, associates, and communities, First Reliance Bancshares, Inc. (OTCQX: FSRL) is headquartered in Florence, South Carolina, with $1.1 billion in assets. First Reliance provides a comprehensive range of consumer and business banking services, prioritizing superior customer service as the cornerstone of First Reliance. For more information on First Reliance Bank, visit www.firstreliance.com.

Forward-Looking Statements

This news release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the Merger, the expected returns and other benefits of the Merger, to shareholders, expected improvement in operating efficiency resulting from the Merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the Merger on the Company's capital ratios. Forward-looking statements represent management's beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger with customers, suppliers, employee or other business partners relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (4) the risk of successful integration of First Reliance’s business into the Company, (5) the failure to obtain the necessary approvals by the shareholders of First Reliance or the Company, (6) the amount of the costs, fees, expenses and charges related to the Merger, (7) the ability of the parties to obtain required governmental approvals of the Merger on expected terms or in a timely manner, or at all, (8) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the Merger, (9) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing of the Merger, (10) the risk that the integration of First Reliance’s operations into the operations of the Company will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by the Company's issuance of additional shares of its common stock in the Merger transaction, (13) the successful integration of the recently completed acquisition of TC Bancshares, Inc., and (14) general competitive, economic, political and market conditions.

These factors are not necessarily all of the factors that could cause the Company’s, First Reliance’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm the Company’s, First Reliance’s, or the combined company’s results.

The Company and First Reliance urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by the Company and / or First Reliance. As a result of these and other matters, including changes in facts, assumptions not being realized or other factors, the actual results relating to the subject matter of any forward- looking statement may differ materially from the anticipated results expressed or implied in that forward-looking statement. Any forward-looking statement made in this news release or made by the Company or First Reliance in any report, filing, document or information incorporated by reference in this news release, speaks only as of the date on which it is made. The Company and First Reliance undertake no obligation to update any such forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. The Company and First Reliance believe that these assumptions or bases have been chosen in good faith and that they are reasonable. However, the Company and First Reliance caution you that assumptions as to future occurrences or results almost always vary from actual future occurrences or results, and the differences between assumptions and actual occurrences and results can be material. Therefore, the Company and First Reliance caution you not to place undue reliance on the forward-looking statements contained in this news release or incorporated by reference herein.

If the Company or First Reliance update one or more forward-looking statements, no inference should be drawn that the Company or First Reliance will make additional updates with respect to those or other forward-looking statements, unless required by law. Further information regarding the Company and factors which could affect the forward-looking statements contained herein can be found in the cautionary language included under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company's Annual Reports on Form 10-K for the year ended December 31, 2025, and other documents subsequently filed by the Company with the Securities and Exchange Commission (the “SEC”).

Additional Information About the Merger and Where to Find It

This news release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed Merger, the Company will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of First Reliance and the Company and a prospectus of the Company, as well as other relevant documents concerning the proposed transaction. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S- 4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FIRST RELIANCE AND THE PROPOSED MERGER. The joint proxy statement/prospectus will be sent to the shareholders of First Reliance seeking the required shareholder approval. Investors and security holders will be able to obtain free copies of the registration statement on Form S-4 and the related joint proxy statement/prospectus, when filed, as well as other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. Documents filed with the SEC by the Company will also be available free of charge by directing a written request to Colony Bankcorp, Inc., 115 South Grant Street, Fitzgerald, Georgia 31750, Attn: Derek Shelnutt and on the Company’s website, www.colony.bank, under Investor Relations. The Company’s telephone number is (229) 426- 6000.

Participants in the Transaction

The Company, First Reliance and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of First Reliance and the Company in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about the Company and its directors and officers may be found in the definitive proxy statement of the Company relating to its 2026 Annual Meeting of Shareholders filed with the SEC on April 16, 2026. The definitive proxy statement can be obtained free of charge from the sources described above.

For additional Colony Bankcorp Inc. information, contact:

Derek Shelnutt

EVP & Chief Financial Officer

229-426-6000 ext. 6119

For additional First Reliance Bancshares Inc. information, contact:

Robert Haile

Chief Financial Officer, SEVP

(843) 674-3251